UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive, Lake Success, New York	11042
(Address of Principal Executive Offices)	Zip Code

 Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 13, 2025, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”).

At the 2025 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.          The election of 8 directors for terms of one year and until their successors are elected and qualified;

2.          The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote); and

3.          The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2026.

Proposal No. 1: To elect 8 directors to hold office until the Annual Meeting of Stockholders in the year 2026 and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

Robert N. Duelks	91,494,921	4,338,501	79,636	7,782,880

Melvin L. Flowers	93,679,398	2,098,224	135,436	7,782,880

Timothy C. Gokey	95,437,365	398,423	77,270	7,782,880

Brett A. Keller	94,268,327	1,564,068	80,663	7,782,880

Maura A. Markus	90,394,645	5,441,019	77,394	7,782,880

Eileen K. Murray	94,261,121	1,575,302	76,635	7,782,880

Annette L. Nazareth	93,888,386	1,890,932	133,740	7,782,880

Amit K. Zavery	94,561,606	1,268,914	82,538	7,782,880

Proposal No. 2:    Advisory vote on the Company’s executive compensation (the Say on Pay Vote).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

87,706,467	8,019,679	186,912	7,782,880

Proposal No. 3: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2026.

FOR	AGAINST	ABSTAIN

101,741,761	1,888,802	65,375

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2025

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Hope M. Jarkowski
Hope M. Jarkowski
Corporate Vice President and Chief Legal Officer